UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 15, 2012

SKULLCANDY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35240	56-2362196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 West Ute. Blvd, Suite 250 Park City, Utah		84098
(Address of principal executive offices)		(Zip Code)

(435) 940-1545

(Registrant’s telephone number, including area code):

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On June 19, 2012, Clarke Miyasaki, the Vice President, Global Business Development of Skullcandy, Inc. (the “Company”), announced his resignation from the Company to pursue other career opportunities. Mr. Miyasaki will continue on with the Company until June 30, 2012 in order to assist with an orderly transition.

On June 19, 2012, the Company appointed Mr. Brent Wilkins as Vice President, Global Business Development. Mr. Wilkins joined the Company in May 2012. From October 2010 through May 2012, Mr. Wilkins served as Managing Director at HTC America, a designer and manufacturer of mobile devices. From June 2001 through October 2009, Mr. Wilkins served as Managing Director at Cantor Fitzgerald LP, a global financial services firm. Mr. Wilkins holds a B.S. from East Carolina University and an M.B.A. from the University of North Carolina at Greensboro.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The Company held its 2012 Annual Meeting of Stockholders on June 15, 2012 (the “Annual Meeting”).

(b) The final results of the voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1 - Election of Directors

Stockholders elected the following nominees for director to serve a three-year term expiring at the Company’s 2015 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier resignation, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non- Votes
Jeff Kearl	18,626,024	2,180,193	0	3,376,976
Jeremy Andrus	19,037,976	1,768,241	0	3,376,976

Item 2 - Ratification of Selection of Independent Registered Public Accountants

Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012. No Broker Non-Votes resulted from the vote on this proposal.

For:	24,056,183
Against:	26,335
Abstain:	100,675

Item 3 - Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (the “Say- on-Pay Vote”)

Stockholders approved the Say-on-Pay Vote.

For:	20,634,578
Against:	154,267
Abstain:	17,372
Broker Non-Votes:	3,376,976

Item 4 - Advisory Vote to Approve the Frequency of Future Say-on-Pay Votes

Stockholders approved one year as the frequency of future Say-on-Pay Votes.

For:	20,231,598
Against:	574,619
Abstain:	1,809
Broker Non-Votes:	3,376,976

Item 5 - Approval of the Amended and Restated Skullcandy, Inc. 2011 Incentive Award Plan

Stockholders approved the Amended and Restated Skullcandy, Inc. 2011 Incentive Award Plan.

For:	19,740,640
Against:	1,047,103
Abstain:	18,474
Broker Non-Votes:	3,376,976

No other matters were submitted for stockholder action.

(c) Not applicable.

(d) Following the Annual Meeting, based on its recommendation in the Company’s Proxy Statement filed on April 30, 2012 and the stockholders’ approval of one year as the frequency of future Say-on-Pay Votes, the Company’s Board of Directors determined that it will hold future Say-on-Pay Votes on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2012

SKULLCANDY, INC.

By:	/s/ Jeremy Andrus
Jeremy Andrus President and Chief Executive Officer